UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec.240.14a-12

AURORA  GOLD  CORPORATION
-------------------------
(Name of Registrant as Specified In Its Charter)

N/A
---
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                                                     Preliminary Proxy Statement
                             AURORA GOLD CORPORATION
                                  1 Edith Place
                    Coolum Beach, Queensland, 4573 Australia

                         NOTICE AND PROXY STATEMENT FOR
             Annual Meeting of Stockholders to be held July 27, 2007


To the Shareholders of Aurora Gold Corporation:

     NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Shareholders (the "Annual Meeting") of Aurora Gold Corporation, a Delaware corporation (the "Company"), will be held at the Blue Horizon Hotel, 1225 Robson Street, Vancouver, BC, Canada V6E 1C3 on Friday July 27, 2007 at 8:30 a.m. for the following purposes:

     1.   To elect three (3) directors to the Board of Directors;

     2. To ratify the appointment of Peterson Sullivan PLLC as independent accountants for the Company for the year ending December 31, 2007;

     3. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the authorized number of shares of the Company's common stock;

     4. To consider and vote upon a proposal to ratify and approve the Company's 2007 Incentive Plan;

     5. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on June 22, 2007 as the record date (the "RECORD DATE") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of our Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. A copy of our 2006 Annual Report to Shareholders, which includes audited financial statements, is enclosed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at our offices for ten (10) days prior to the Annual Meeting. This Notice and Proxy Statement is being mailed to our shareholders on or about June <>, 2007.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING; WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, HOWEVER, YOU ARE URGED TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED FORM OF PROXY PROMPTLY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE MEETING.

Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement. All proxies that are properly executed and received prior to the meeting will be voted at the meeting. If a stockholder specifies how the proxy is to be voted on any business to come before the meeting it will be voted in accordance with such specification. IF A STOCKHOLDER DOES NOT SPECIFY HOW TO VOTE THE PROXY IT WILL BE VOTED FOR EACH MATTER SCHEDULED TO COME BEFORE THE MEETING AND IN THE PROXY HOLDERS' DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. ANY PROXY MAY BE REVOKED BY A STOCKHOLDER AT ANY TIME BEFORE IT IS ACTUALLY VOTED AT THE MEETING BY DELIVERING WRITTEN NOTICE TO THE SECRETARY OR ACTING SECRETARY OF THE MEETING, BY DELIVERING ANOTHER VALID PROXY BEARING A LATER DATE OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

By Order of the Board of Directors

/s/ Lars Pearl
--------------
Lars Pearl
President and Director
June <>, 2007

                                                     Preliminary Proxy Statement

                             AURORA GOLD CORPORATION
                                  1 Edith Place
                    Coolum Beach, Queensland, 4573 Australia

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 27, 2007
               --------------------------------------------------

                              SOLICATION OF PROXIES

     The accompanying proxy is solicited by the Board of Directors on behalf of Aurora Gold Corporation, a Delaware corporation (the "Company"), to be voted at our 2006 Annual Meeting of Shareholders (the "Annual Meeting") to be held on July 27, 2007 at the time and place and for the purposes set forth in the accompanying Notice of Annual Shareholders (the "Notice") and at any adjournment(s) thereof. This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed to stockholders on or about June <>, 2007. Our Annual Report on Form 10-KSB (the "2006 Form 10-KSB"), serves as the Annual Report to Shareholders, covering our fiscal year ended December 31, 2006, is enclosed herewith, and certain parts thereof are incorporated herein by reference. See "Incorporation by Reference."


                        RECORD DATE AND VOTING SECURITIES

     The Board of Directors has fixed the close of business on June 22, 2007 as the Record Date (herein so called) for determining the holders of the Company's Common Stock, $.001 par value per share ("Common Stock"), entitled to notice of and to vote, either in person or by proxy, at the Annual Meeting. As of the Record Date 2007 the Company had 45,968,522 shares of common stock issued and outstanding.

     When proxies in the accompanying form are properly executed and received, the shares of our Common Stock, par value of $0.001 per share (the "Common Stock"), represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of the other proposals set forth in the Notice.

     The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by us. In addition to the solicitation of proxies by use of the mail, our officers and regular employees may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of our common stock, $0.001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock. We may reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

                               REVOCATION OF PROXY

     Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to us addressed to Cameron Richardson, Aurora Gold Corporation, 1 Edith Place, Coolum Beach, Queensland, 4573, Australia. No such revocation shall be effective, however, until such notice of revocation has been received by us at or prior to the Annual Meeting. Any stockholder attending the meeting in person may withdraw his or her proxy and vote his or her shares.


                           INCORPORATION BY REFERENCE

     Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and 2005 has been included with the proxy statement. We currently have six full time and five part time employees. The section entitled "Business", together with the consolidated financial statements for the fiscal years ended December 31, 2006 and 2005 provide additional information concerning our business. The information set forth in the Annual Report is important for every Shareholder to review. The Annual Report also contains a description of real property owned by us. The Sections of the Annual Report entitled "Description of Business" and "Description of Property" on pages 2 to 14 of the Annual Report are incorporated herein by reference. The consolidated financial statements on pages F-1 through F-19 also are incorporated by reference


                                QUORUM AND VOTING

     The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on June 22, 2007 (the "Record Date"). On the Record Date, there were 45,968,522 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote per share on each matter to come before the meeting. Only stockholders of record at the close of business on June 22, 2007 will be entitled to vote at the Annual Meeting of Stockholders.

     Each shareholder of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting and neither our Certificate of Incorporation (the "Certificate of Incorporation") nor its Bylaws (the "Bylaws") allow for cumulative voting rights. The presence, in person or by proxy, of the holders of thirty-three and one third percent (33 1/3%) of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of each of the nominees for director, and the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for approval of the increase in the total Common Stock.

     Directors are elected by plurality vote. The ratification of the appointment of Peterson Sullivan PLLC will require the affirmative vote of a majority of the Common Stock represented at the meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted in the election of directors or in determining whether such ratification has been given.

     Under applicable provisions of the Delaware General Corporation Law, shareholders are not entitled to dissenters' rights or appraisal rights with respect to the matters to be considered and voted upon at the

Annual Meeting of Stockholders.

                        BOARD OF DIRECTORS RECOMMENDATIONS

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE
FOR:

PROPOSAL 1:  ELECTION OF DIRECTORS;
PROPOSAL 2:  THE RATIFICATION OF THE APPOINTMENT OF APPOINTMENT OF PETERSON
             SULLIVAN PLLC AS THE COMPANY'S THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2007;
PROPOSAL 3:  THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO
             INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 100,000,000;
PROPOSAL 4:  THE PROPOSAL TO RATIFY AND APPROVE THE COMPANY'S 2007 INCENTIVE
             STOCK OPTION PLAN.


     MANAGEMENT DOES NOT INTEND TO PRESENT ANY BUSINESS AT THE ANNUAL MEETING FOR A VOTE OTHER THAN THE MATTERS SET FORTH IN THE NOTICE AND HAS NO INFORMATION THAT OTHERS WILL DO SO. IF OTHER MATTERS REQUIRING A VOTE OF THE SHAREHOLDERS PROPERLY COME BEFORE THE ANNUAL MEETING, IT IS THE INTENTION OF THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY TO VOTE THE SHARES REPRESENTED BY THE PROXIES HELD BY THEM IN ACCORDANCE WITH THEIR JUDGMENT ON SUCH MATTERS.

PROPOSAL 1.  ELECTION OF THREE (3) DIRECTORS TO THE BOARD OF DIRECTORS

     At the Annual Meeting of Stockholders, the entire Board of Directors, consisting of three members, is to be elected. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the three nominees named below. All of the nominees named below are presently serving as our Directors and each is anticipated to be available for election and able to serve. However, if any such nominee should decline or become unable to serve as a Director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the proxy.

THE NOMINEES FOR ELECTION AS DIRECTORS ARE:

             NAME, AGE (AS OF JUNE 22, 2007) AND BUSINESS EXPERIENCE

     LARS PEARL, 45, serves as the Company's President and Director. Mr, Pearl is a geologist and has served as a geological consultant to various companies since 1994. Since March 15, 2004, he has also served as the President and as a Director of Cigma Metals Corporation. Mr. Pearl was appointed to the Board on April 27, 2007 to fill the vacancy created by the resignation of Klaus Eckhof, our former president and director.

     CAMERON RICHARDSON, 54, has served as the Chief Financial Officer of Aurora Gold Corporation since April 1998 Chief Accounting Officer since June 1997 and, Secretary since April 1998. He had served as our president from May 4, 2001 to February 27, 2006. Mr. Richardson also serves as a Director, Secretary and Chief Financial Officer of Aurora Metals (BVI) Limited; as the Secretary of Eurasia Gold Fields, Inc,; as a Director of La Plata Gold Corporation; as the Secretary of Soil Biogenics, Inc.; Mr. Richardson has held accounting positions with, and has been a consultant to various Canadian resource companies from 1981 to 1997.

     MICHAEL MONTGOMERY, 42, has been the Senior Geologist with Kalgoorlie Consolidated Gold Mines from February 2006 to present; was the Senior Mine Geologist with Gold Fields Australia Ltd. from July 2004 to February 2006; Contract Senior Geologist with Haoma Mining (April to July 2004); Senior Mine Geologist with Mount Gibson Mining (October 2003 to April 2004); Senior Mine Geologist with Consolidated Minerals (May 2001 to October 2004). Mr. Montgomery has been a geological consultant to various resource companies from 1989 to 2001. Mr. Montgomery was appointed to the Board on April 27, 2007 in order to fill the vacancy created by the resignation of Antonino Cacace as a director.

     The tables below and the paragraphs that follow present certain information concerning the nominees for our Director and the executive officers. Each elected Director will serve until next annual meeting of stockholders and until his successor has been elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. None of our Directors or executive officers has any family relationship with any other Director or executive officer.

Name                                Age      Positions      Executive    Shares of Common     Percent of
                                           With Company     Officer/    Stock Beneficially       Class
                                                            Director   Owned as of May 21 ,
                                                              Since        2007 (1) (2)
Nominees for Directors:
Lars Pearl                          45  Director               04/07               200,000           * %
Michael Montgomery                  42  Director               04/07                     0           * %
Cameron Richardson                  54  Director               05/01                     0           * %

Executive Officers:
Lars Pearl                          45  President              04/07               200,000           * %
Cameron Richardson                  54  CFO and Secretary      04/98                     0           * %
All Directors and executive officers as a group                                    200,000           * %

*     Less than 1%

(1) The persons named below have sole voting and investment power with respect to the shares.
(2)  No securities were authorized for issuance under equity compensation plans.


                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     Our board of directors has primary responsibility for directing the management of our business and affairs. There were four regularly scheduled Board meetings during the fiscal year ended December 31, 2006. All Directors were in attendance, either in person or by phone, at all Board meetings and Committee meetings. Our board consists of three members.

COMMITTEES

     The duties of the Committees are as follows:

     Executive Committee (Lars Pearl, Michael Montgomery & Cameron Richardson)

     The Executive Committee has the full authority of the Board of Directors to take action upon such matters as may be referred to the Committee by the Board of Directors.

     Audit Committee (Lars Pearl, Michael Montgomery & Cameron Richardson)

     The Audit Committee meets with the independent public accountants at least annually to review the scope of the independent audit, the appropriateness of the accounting policies, the adequacy of internal controls and address issues relevant to our operation. The Board of Directors has not adopted a written charter for the audit committee. Michael Montgomery is the independent member of the committee.

     Compensation and Benefits Committee (Lars Pearl, Michael Montgomery & Cameron Richardson)

     The Compensation and Benefits Committee receives and considers recommendations from the chief executive officer for salaries and other forms of compensation for the executive officers and makes recommendations to the Board of Directors on these matters. Michael Montgomery is the independent members of the committee.

     Nominating and Corporate Governance Committee (Lars Pearl, Michael Montgomery & Cameron Richardson)

     The responsibilities of the Nominating and Corporate Governance Committee include: nominates individuals to stand for election as directors, considers recommendations by our stockholders of potential nominees for election as directors, initial review of policy issues regarding the size and composition of the Board of Directors, and makes recommendations to our board concerning the structure of our board and corporate governance matters. The nominating committee does not have a charter. Michael Montgomery is the independent members of the committee.

     During the fiscal year ended December 31, 2006 and the subsequent period ended June 22, 2007 the entire board of directors acted as our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committees. During fiscal 2006 and the period ended April 30, 2007, the Compensation and Benefits Committee held one meeting by telephone conference call and the audit committee held five meetings by telephone conference call. During fiscal 2006 and the period ended April 30, 2007 the audit committee reviewed the fiscal 2006 interim unaudited financial statements, the December 31, 2006 yearend audited financial statements and the first quarter of 2007 interim unaudited financial statements.

INTERNAL CONTROLS AND PROCEDURES

     We maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in our Securities Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to our management, including our President and Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer), as appropriate, to allow timely decisions regarding required disclosure. In designing and evaluating the disclosure controls and procedures, management recognized that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, as ours are designed to do, and management necessarily was required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

     As of December 31, 2006, we carried out an evaluation, under the supervision and with the participation of our management, including our President and Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer) of the effectiveness of the design and operation of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934. Based upon that evaluation, our President and Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer) concluded that, as of December 31, 2006, our disclosure controls and procedures were ineffective in alerting them in a timely manner to material information relating to the Company and its subsidiary that is required to be included in the reports that we file or submit under the Securities Exchange Act of 1934 related to the use of the cash versus accrual method of accounting by our wholly-owned Brazilian subsidiary, Aurora Gold Mineracao Ltda, which commenced operations during the 2006 fiscal year. We now have initiated procedures to ensure conformity in the use of the accrual method of accounting by such subsidiary as is already used by us and all of our operating subsidiaries.

     Except as set forth above, there have been no changes in our internal control over financial reporting that occurred during the period covered by this Report that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is composed of three directors. Michael Montgomery is the independent Director and financial expert serving on the audit committee and replaces Antonino Cacace who resigned on April 20, 2007. The Board of Directors has not adopted a written charter for the Audit Committee.

     The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as our independent accountants. Management is responsible for our financial statements and the financial reporting process, including the system of internal controls. The independent accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to oversee these processes and the activities of our internal audit department.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee has received and reviewed the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", as amended and have discussed with the independence auditors their independence from us and management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended.

     In addition, the Audit Committee discussed with the independent auditors the overall scope and plans for the audit. The Audit Committee met jointly with the independent auditors and management to discuss the results of the auditors' examination, the auditors' understanding and evaluation of our internal controls which the auditors considered necessary to support their opinion on the financial statements for the year 2006, and various factors affecting the overall quality of accounting principles as applied in our financial reporting. The independent auditors also met with the committee without management being present to discuss these matters. The Audit Committee also considered the compatibilities of non-audit services with the accountants' independence.

     In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors our audited financial statements contained in our Annual Report on Form 10-KSB for the year ended December 31, 2006. The Audit Committee recommended that the Board of Directors include the audited financial statements in our Annual Report on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange Commission.

     This report is submitted by the Audit Committee. As of April 27, 2007 its members were:

Lars Pearl
Michael Montgomery
Cameron Richardson

     Prior to April 27, 2007 the members of the Audit committee were:

Antonino Cacace
Klaus Eckhof
Cameron Richardson

CERTAIN RELATIONSHIPS

     Our proposed business raises potential conflicts of interests between certain of our officers and directors and us. Certain of our directors are directors of other mineral resource companies and, to the extent that such other companies may participate in ventures in which we may participate, our directors may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation. In the event that such a conflict of interest arises at a meeting of our directors, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, we will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict. From time to time, several companies may participate in the acquisition, exploration and development of natural resource properties thereby allowing for their participation in larger programs, involvement in a greater number of programs and reduction of the financial exposure with respect to any one program. It may also occur that a particular company will assign all or a portion of its interest in a particular program to another of these companies due to the financial position of the company making the assignment.

     In determining whether we will participate in a particular program and the interest therein to be acquired by it, the directors will primarily consider the potential benefits to us, the degree of risk to which we may be exposed and its financial position at that time. Other than as indicated, we have no other procedures or mechanisms to deal with conflicts of interest. We are not aware of the existence of any conflict of interest as described herein.

TRANSACTIONS WITH RELATED PERSONS

     Other than as disclosed below, during the fiscal year ended December 31, 2006, none of our current directors, officers or principal shareholders, nor any family member of the foregoing, nor, to the best of our information and belief, any of our former directors, senior officers or principal shareholders, nor any family member of such former directors, officers or principal shareholders, has or had any material interest, direct or indirect, in any transaction, or in any proposed transaction which has materially affected or will materially affect us.

     There have been no transactions or proposed transactions with officers and directors during the last two years to which we are a party except as follows:

     In June 2005, 3,684,091 common shares were issued at $0.04 per share to settle debts of $161,000 and pay $1,500 in consulting fees. The shares were issued to David Jenkins, a former director who resides outside the United States of America (in accordance with the exemption from registration requirements afforded by Regulation S as promulgated thereunder).

     In July 2005, Klaus P. Eckhof, one of our directors, purchased 3,500,000 shares in a private placement effected pursuant to Regulation S. Mr. Eckhof purchased the shares on the same terms and conditions as all the other purchasers in the offering. These shares are registered for resale pursuant to a registration statement declared effective as of February 28, 2006.

COMPENSATION OF DIRECTORS

     During the fiscal year 2006, consulting fees of $36,002 (Fiscal 2005 - $10,410; Fiscal 2004 - $0) were paid to directors of the Company. We do not pay a fee to our outside, non-officer directors. During the year ended December 31, 2006, 2005 and 2004 non-officer directors did not receive any consulting fees. We reimburse our directors for reasonable expenses incurred by them in attending meetings of the Board of Directors.

EXECUTIVE COMPENSATION
-------------------------------------------------------------------------------------------------------------------
                                     Annual Compensation               Long-Term Compensation
----------------------------  -----  --------------------------------  --------------------------------------------
                                                                       Awards                    Payments
----------------------------  -----  --------------------------------  ------------------------  ------------------

                                                                                    Securities
                                                        Other                       Under-                 All
                                                        Annual         Restricted   Lying                  other
                                                        Compen-        Stock        Options/     LTIP      Compen-
Name And                      Year   Salary   Bonuses   sation         Award(s)     SARs         Payouts   sation
Principal Position                   ($)      ($)       ($)            ($)          (#)          ($)       ($)
 (a)                          (b)    (c)      (d)       (e)            (f)          (g)          (h)       (i)
----------------------------  -----  -------  --------  -------------  -----------  -----------  --------  --------
Klaus P. Eckhof               2006   22,937   -0-       -0-            None         None         None      -0-
President, CEO and            -----  -------  --------  -------------  -----------  -----------  --------  --------
Director                      2005   7,682    -0-       -0-            None         None         None      -0-
                              -----  -------  --------  -------------  -----------  -----------  --------  --------
                              2004   -0-      -0-       -0-            None         None         None      -0-
                              -----  -------  --------  -------------  -----------  -----------  --------  --------
                              2003   -0-      -0-       -0-            None         None         None      -0-
----------------------------  -----  -------  --------  -------------  -----------  -----------  --------  --------

----------------------------  -----  -------  --------  -------------  -----------  -----------  --------  --------
Cameron Richardson            2006   13,065   -0-       -0-            None         None         None      -0-
Secretary, CFO and            -----  -------  --------  -------------  -----------  -----------  --------  --------
Director                      2005   2,728    -0-       -0-            None         None         None      -0-
                              -----  -------  --------  -------------  -----------  -----------  --------  --------
                              2004   -0-      -0-       -0-            None         None         None      -0-
                              -----  -------  --------  -------------  -----------  -----------  --------  --------
                              2003   -0-      -0-       -0-            None         None         None      -0-
-------------------------------------------------------------------------------------------------------------------

     None of our officers or directors is a party to an employment agreement with us. During the years ended December 31, 2006, 2005 and 2004 the entire board of directors acted as our compensation committee and audit committee.

OPTIONS/SAR GRANTS TABLE

     The following information sets forth information concerning individual grants of stock options (whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs made during the last completed fiscal year to each of the named executive officers.

     We awarded no stock purchase options, or any other rights, to any of our directors or officers in Fiscal 2006 or Fiscal 2005

AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE TABLE

     We have no options issued or outstanding.

     None of our officers or directors was party to an employment agreement with us. At no time during the last completed fiscal year did we, while a reporting company pursuant to Section 13(a) of 15(d) of the Exchange Act, adjust or amend the exercise price of the stock options or SARs previously awarded to any of the named executive officers, whether through amendment, cancellation or replacement grants, or any other means.

CORPORATE GOVERNANCE

     The Board of Directors has determined that to be considered independent, an outside director may not have a direct or indirect material relationship with the Company. A material relationship is one which impairs or inhibits -- or has the potential to impair or inhibit--a director's exercise of critical and disinterested judgment on behalf of the Company and its stockholders. In determining whether a material relationship exists, the Board consults with the Company's counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws, recent relevant cases and regulations regarding the definition of "independent director," including those set forth in NASDAQ Marketplace Rule 4200(a)(15)as in effect from time to time. Consistent with these considerations, the Board affirmatively has determined that as of June 22, 2007 only Michael Montgomery is an independent director.

COMPLIANCE WITH SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE, OF THE EXCHANGE ACT OF 1934

     Based on information provided to the Company, it is believed that all of the Company's directors, executive officers and persons who own more than 10% of the Company's common stock were in compliance with Section 16(a) of the Exchange Act of 1934 during the last fiscal year. During the year ended December 31, 2006, all of the Company's directors, executive officers and Company's common stock were in compliance with section 16(a) of the Exchange Act of 1934.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     No securities were authorized for issuance under equity compensation plans.

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 24, 2007 by (i) each person who is known by us to own beneficially more than five percent (5%) of our outstanding common stock; (ii) each of the our directors and officers; and (iii) all of our directors and officers as a group. As at May 24, 2007 there were 45,968,522 shares of common stock issued and outstanding.

-----------------------------------------------------------------------------------
Name and Address of                             Amount and Nature    Percentage of
Beneficial Owner                                of Beneficial Owner  Class
----------------------------------------------  -------------------  --------------
Officers and Directors
----------------------------------------------  -------------------  --------------
Lars Pearl                                      200,000              *%
1 Edith Place
Coolum Beach, Queensland, 4573, Australia
----------------------------------------------  -------------------  --------------
Michael Montgomery                              0                    *
100 Lewis Street
Kalgoorlie, Western Australia, 6430 Australia
----------------------------------------------  -------------------  --------------
Cameron Richardson                              0                    *
2 - 238 West 4th Street,
North Vancouver, B.C., Canada V6E 4K2
----------------------------------------------  -------------------  --------------
Officers and Directors (3 persons)              200,000              *%
-----------------------------------------------------------------------------------

*     Less than 1%.

CHANGES IN CONTROL

     There were no arrangements during the last completed fiscal year or subsequent period through May 24, 2007 which would result in a change in control. We do not believe that the offer and sale by us of an aggregate of 8,000,000 shares in February 2006, to thirty seven unrelated investors resulted in a change of control.

     No securities were authorized for issuance under equity compensation plans.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer of The Company served as a member of the Board of Directors or compensation or similar board committee of any entity that has one or more executive officers serving on The Company's Board of Directors or Compensation Committee. During 2006, no executive officer or former executive officer of The Company voted on any decision relating to compensation matters of the Company.

                    VOTE REQUIRED TO BE ELECTED AS A DIRECTOR

     To be elected a director, each nominee must receive the affirmative vote of a majority of the votes duly cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors.



PROPOSAL 2. THE RATIFICATION OF THE APPOINTMENT OF APPOINTMENT OF PETERSON
            SULLIVAN PLLC AS THE COMPANY'S THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2007

     The Board of Directors recommends the ratification by the stockholders of the appointment of Peterson Sullivan PLLC as our independent accountants for the fiscal year ending December 31, 2007. Peterson Sullivan PLLC has been our accountant since February 7, 2006. Moore Stephens Ellis Foster Ltd. were our accountants prior to February 7, 2006.

     Effective January 7, 2006, we dismissed our prior independent public accountant, Moore Stephens Ellis Foster Ltd. and retained as our new independent public accountant Peterson Sullivan PLLC. Moore Stephens Ellis Foster Ltd.'s report on our financial statements during the most recent fiscal year contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to the Company's ability to continue as a going concern.

     During the last two fiscal years and the subsequent interim period through February 7, 2006, there were no disagreements between the Company and Moore Stephens Ellis Foster Ltd. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore Stephens Ellis Foster Ltd., would have caused it to make a reference to the subject matter of disagreements in connection with its report. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-B within the last fiscal year and through February 7, 2006.

     Effective February 7, 2006, the Company engaged Peterson Sullivan PLLC as our new independent registered public accountants to audit our financial statements. The appointment of Peterson Sullivan PLLC was recommended and approved by our board of directors. During our last two most recent fiscal years and the subsequent interim period to date hereof, we have not consulted Peterson Sullivan PLLC regarding either: (1) the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject matter of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B or a reportable event as described in Item 304(a)(1)(v) of Regulation S-B.

     In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the appointment of Peterson Sullivan PLLC. A representative of Peterson Sullivan PLLC is not expected to be present.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

AUDIT FEES:

     The aggregate fees billed for professional services by Peterson Sullivan PLLC for the audit of our annual financial statements and review of financial statements included in our Form 10-QSB (17 CFR 249.308b) or services that were normally provided by the accountant in connection with statutory and regulatory filings or engagements during the 2006 fiscal year were $32,405.

     The aggregate fees billed for professional services by Moore Stephens Ellis Foster Ltd. for the audit of our annual financial statements and review of financial statements included in our Form 10-QSB (17 CFR 249.308b) or services that were normally provided by the accountant in connection with statutory and regulatory filings or engagements during the 2005 fiscal year were $10,234.

AUDIT-RELATED FEES:

     The aggregate fees billed to us for assurance and related services by Peterson Sullivan PLLC that are reasonably related to the performance of the audit or review of our financial statements and are not reported under audit fees for fiscal 2006 were $0.

     The aggregate fees billed to us for assurance and related services by Moore Stephens Ellis Foster Ltd. that are reasonably related to the performance of the audit or review of our financial statements and are not reported under audit fees for fiscal 2005 were $0.

TAX FEES:

     The aggregate fees billed to us for professional services by Peterson Sullivan PLLC for tax compliance, tax advice and tax planning for fiscal 2006 were $1,530.

     The aggregate fees billed to us for professional services by Moore Stephens Ellis Foster Ltd. for tax compliance, tax advice and tax planning for fiscal 2005 were $0.

ALL OTHER FEES:

     The aggregate fees billed to us for products and services provided by Peterson Sullivan PLLC, other than reported under Audit Fees, Audit-Related Fees and Tax Fees for fiscal 2006 were $0.

     The aggregate fees billed to us for products and services provided by Moore Stephens Ellis Foster Ltd., other than reported under Audit Fees, Audit-Related Fees and Tax Fees for fiscal 2005 were $0.

     The Audit Committee feels that the services rendered by Peterson Sullivan PLLC were compatible with maintaining the principal accountant's independence.

     The Audit Committee feels that the services rendered by Moore Stephens Ellis Foster Ltd. were compatible with maintaining the principal accountant's independence.

VOTE REQUIRED FOR THE RATIFICATION OF THE APPOINTMENT OF APPOINTMENT OF PETERSON
 SULLIVAN PLLC AS THE COMPANY'S THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR
                            ENDING DECEMBER 31, 2007

     The ratification of the appointment of the auditors for the year ending December 31, 2007 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.


PROPOSAL 3. TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF
            INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50 MILLION TO 100 MILLION

     The Board of Directors has adopted a resolution declaring it advisable and in the best interests of the Company and its shareholders that the Company's Articles of Incorporation be amended to provide for an increase in the authorized number of the Company's shares of common stock from 50 million shares to 100 million shares of stock. Such resolution also recommends that such amendment be approved and adopted by the Company's shareholders and directs that such proposal be submitted to the Company's shareholders at its annual meeting.

     The Company's Certificate of Incorporation currently authorize issuance of a maximum of 50 million shares of common stock. If the Board of Directors' proposal is approved by the Company's shareholders, the Board of Directors would have authority to issue up to 100 million shares of common stock to such persons, and for such consideration as the Board of Directors may determine without further action by the shareholders except as may be required by law.

     As of May 24, 2007, there were 45,968,522 shares of common stock issued and outstanding.

     The Board of Directors has proposed the increase in the authorized capital stock to provide shares which could be used for a variety of corporate purposes, including mergers, acquisitions, the raising of additional capital, and implementation of incentive and other option plans. While the Board of Directors believes it important that the Company has the flexibility that would be provided by having additional authorized capital stock available, the Company does not currently have any binding commitments or arrangements that would require the issuance of such stock. The Board of Directors believes it would be in the Company's best interest, however, to have such additional shares of authorized stock available to enable it to take advantage of opportunities for possible future acquisitions, raising capital for future development and operations and the establishment of equity compensation plans, including the plans proposed to be adopted in Proposal 4 below. It is also possible that additional capital stock that would be authorized by the proposed amendment could be issued in a transaction that might discourage offers by takeover bidders or make such offers more difficult or expensive to accomplish, although the Board of Directors has no current plans for any such use of the capital stock.

     The amendment to the Certificate of Incorporation will become effective upon approval by a majority of the shares voting on the proposal and the filing of the amendment to the Certificate of Incorporation with the Secretary of State of Delaware. Such Certificate of Amendment would amend Article Fourth of the Company's Certificate of Incorporation to read as follows:

     "The authorized capital stock of this corporation shall consist of 100 Million (100,000,000) shares of common stock with a par value of $0.001 per share."

     If this proposal is approved by the Company's stockholders, the Company will as soon as practicable following the Annual Meeting, file with the Secretary of State of the State of Delaware the Certificate of Amendment substantially in the form attached to this proxy statement as APPENDIX A.

     If approved by the shareholders, The Company anticipates that such amendment to the Certificate of Incorporation will be filed as soon as practicable.

     VOTE REQUIRED TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCRESE THE NUMBER OF AUTHORIZED SHARES FROM 50,000,000 TO
                                  100,000,000

     The approval of the vote required to approve the amendment to the company's certificate of incorporation to increase the number of authorized shares from 50,000,000 to 100,000,000 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.


PROPOSAL 4. TO RATIFY AND APPROVE THE COMPANY'S 2007 INCENTIVE STOCK OPTION PLAN

     The Board has adopted a resolution to submit to a vote of the Company's stockholders a proposal to approve the Company's 2007 Incentive Stock Option Plan (the "PLAN"), set forth in APPENDIX B to this Proxy Statement. The Board believes that the Plan is necessary in order to provide an effective method of recognizing employee contributions to the future advancement of the Company. The Company also believes that its ability to grant stock options under the Plan is critical to its success in attracting and retaining experienced and qualified employees and remaining competitive in compensation packages compared to surrounding companies.

     The following is a summary description of the Plan, and is qualified by reference to the full text of the Plan, which is attached as APPENDIX B to this Proxy Statement.

     General. The purpose of the Plan is (a) to promote the identity of interests between stockholders, employees, directors and consultants of the Company by encouraging and creating significant ownership of Common Stock of the Company by such officers, employees, directors and consultants of the Company and its subsidiaries; (b) to enable the Company to attract and retain qualified officers, employees, directors and consultants who contribute to the Company's success by their ability, ingenuity and industry; (c) to provide meaningful motivation and incentive for officers, employees, directors and consultants who are responsible for the success of the Company and who are in a position to make significant contributions toward its objectives; and (d) to provide a means to compensate officers, employees and directors of the Company as well as to compensate consultants, advisors, and other third parties who provide valuable services for the Company.

     Administration. The Plan shall be administered by the entire Board or a committee designated by the Board to administer the Plan; provided, however, that such committee shall consist of two or more directors each of whom is a "disinterested person" within the meaning of the applicable provisions of Rule 16b-3 under the Securities Exchange Act of 1934. The Board may increase the size of the committee and appoint and remove members thereof. As used herein, the term "Committee" refers to the Board or the appropriate committee appointed by the Board to administer the Plan.

     Eligibility. Awards of stock options may be granted to individuals who are officers, employees (including employees who are also directors), directors and consultants of the Company or a subsidiary of the Company.

     Shares Reserved for Awards; Award Limits. The Plan provides for the reservation for awards of an aggregate of 10% of the total shares of Common Stock outstanding from time to time, less the number of shares underlying unexercised options as of the date the Plan is approved by the Company's stockholders, if approved. As of June 22, 2007, shares of the Company's Common Stock reserved under the amended and restated Plan would have been 4,596,852, calculated as 10% of the 45,968,522 shares of our Common Stock outstanding as of May 24, 2007. No Plan participant may receive stock options exercisable for more than 1,000,000 shares of Common Stock in any one calendar year.

     Shares of Common Stock subject to option awards under the Plan that expire or are forfeited, cancelled or settled in cash will again become available for awards under the Plan. The Committee will make appropriate adjustments to the number of shares available under the Plan, the number of shares covered by an option award and the maximum number of options that may be issued to any single participant to reflect any stock split, reverse stock split, stock dividend, combination or reclassification of stock or other similar event. In the event of a proposed merger, sale of assets, dissolution or liquidation of the Company, the Board may terminate outstanding options and provide for substitution, assumption or other payment or settlement of such options as the Board may deem appropriate.

     Awards of Stock Options. Stock options may be in the form of non-qualified stock options and tax-qualified stock options. Awards of non-qualified stock options may be granted to employees, officers, directors and consultants of the Company and the Company's subsidiaries. Awards of tax-qualified stock options may be granted only to employees of the company and the Company's subsidiaries, and any awards of tax-qualified stock options must be made pursuant to the terms applicable to such options under the Internal Revenue Code.

     The Committee shall determine the specific terms of stock option awards, which shall be consistent with the terms of the Plan and shall be recorded in a written option award agreement. The exercise price for any option may not be less than the fair market value of the Common Stock on the date of grant. The term of a non-qualified option may not exceed ten years. The term of a tax-qualified option may not exceed five years, and the value of shares for which a tax-qualified option may be exercised in any one calendar year may not exceed $100,000.

     Change of Control or Corporate Transaction. The Committee may provide in an award agreement for the acceleration of an award upon the occurrence of a Change of Control or Corporate Transaction. Under the Plan, a Change of Control occurs if a person or group of persons acquires shares possessing more than 50% of the total combined voting power of the Company's securities or there is a change in the composition of a majority of the Board over a 24-month period. Corporate Transaction is defined in the Plan as (i) a merger or consolidation in which the Company is not the surviving entity; (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets; or (iii) a reverse merger of the Company in which the Company survives but securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a different person or persons previously holding such securities.

     Transferability of Awards. Generally, no option may be assigned, transferred or otherwise encumbered by a participant other than by will or the laws of descent and distribution or a qualified domestic relations order, and during the lifetime of a participant, any option shall be exercisable only by the participant. Nevertheless, subject to the approval by the Committee in its sole discretion, all or a portion of a stock option granted to a participant under the Plan may be transferable by the participant, to the extent and only to the extent specified in such approval, to (i) the children or grandchildren of the participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members or (iii) a partnership or partnerships in which such Immediate Family Members have at least 99% of the equity, profit and loss interests.

     Terminations of Service. The Committee may act to accelerate vesting and exercisability of awards under the Plan, or take other action it deems reasonable, as a result of a participant's termination of service or other special circumstances.

     Changes to the Plan. The Board, in its sole discretion, may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall not affect outstanding awards unless mutually agreed in writing between the Company and the affected participant.

     Section 409A. Section 409A of the Internal Revenue Code ("Section 409A") places significant restrictions on deferred compensation and imposes an additional tax on participants if such restrictions are not satisfied. The Company expects to tailor awards under the Plan in a manner that complies with
Section 409A. However, if an award under the Plan or a provision of the Plan would result in the imposition of an additional tax under Section 409A, the award or Plan provision will be reformed to comply with Section 409A and such reformation will not be deemed to adversely affect the participant's right to the award.

     Effective Date and Term. Subject to stockholder approval at the Annual Meeting, the Plan is effective as of June 1, 2007. The Plan has a ten-year term and will terminate upon the earlier of May 31, 2017 or the date on which no shares remain for the grant of options and all outstanding options have been exercised.

Federal Income Tax Consequences

     The Internal Revenue Code provides that a participant receiving a nonqualified option ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize compensation income taxed at ordinary income tax rates upon the exercise of a nonqualified option to the extent that the fair market value of the common stock on the date of exercise exceeds the option price. Subject to the discussion under "Certain Tax Code Limitations on Deductibility" below, the Company is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. When the participant sells the shares acquired pursuant to a nonqualified option, any gain or loss will be capital gain or loss. This assumes that the shares represent a capital asset in the participant's hands, although there will be no tax consequences for the Company.

     The grant of a tax-qualified stock option does not result in taxable income to a participant. The exercise of a tax-qualified stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Internal Revenue Code. However, the exercise of a tax-qualified stock option may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the common stock acquired upon exercise of a tax-qualified stock option during the statutory holding period, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant's hands.

     The statutory holding period lasts until the later of (i) two years from the date the option is granted or (ii) one year from the date the common stock is transferred to the participant pursuant to the exercise of the option. If the employment and statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the tax-qualified stock option or the subsequent sale of the common stock received upon exercise.

     If these requirements are not satisfied (a "disqualifying disposition"), the amount of ordinary income taxable to the participant is the lesser of (a) the fair market value of the common stock on the date of exercise minus the option price or (b) the amount realized on disposition minus the option price. Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the participant's hands. Subject to the discussion under "Certain Tax Code Limitations on Deductibility" below, in the case of a disqualifying disposition, the Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant.

Certain Tax Code Limitations on Deductibility

     Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1.0 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year. However, Section 162(m) of the Internal Revenue Code does allow a deduction for performance-based compensation, the material terms of which are disclosed to and approved by stockholders. The Company has structured and intends to implement the Plan so that resulting compensation would be performance-based compensation. To allow the Company to qualify the compensation as performance-based, the Company is seeking stockholder approval of the Plan and the material terms of the related performance objectives. However, the Company may, in our sole discretion, determine that in one or more cases it is in our best interests not to satisfy the requirements for the performance-based exception.

     THE ABOVE SUMMARY OF THE EXPECTED EFFECT OF THE FEDERAL INCOME TAX UPON PARTICIPANTS IN THE PLAN IS NOT COMPLETE, AND IT IS RECOMMENDED THAT THE PARTICIPANTS CONSULT THEIR OWN TAX ADVISORS FOR COUNSELING. MOREOVER, THE ABOVE SUMMARY IS BASED UPON CURRENT FEDERAL INCOME TAX LAWS, WHICH ARE SUBJECT TO CHANGE. THE TAX TREATMENT UNDER FOREIGN, STATE OR LOCAL LAW IS NOT COVERED IN THE ABOVE SUMMARY.


               VOTE REQUIRED TO THE PROPOSAL TO RATIFY AND APPROVE
                 THE COMPANY'S 2007 INCENTIVE STOCK OPTION PLAN


     The approval of the amendment to the Plan requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.


STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR 2007 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 2008 Annual Meeting of Shareholders should be submitted by certified mail, return receipt requested and must be received by us at our headquarters in Coolum Beach, Queensland, Australia on or before January 11, 2008 to be eligible for inclusion in our proxy statements and form of proxy card relating to that meeting. Shareholder proposals should be submitted to the Secretary of Aurora Gold Corporation, 1 Edith Place, Coolum Beach, Queensland 4573, Australia. Any such proposal should comply with the Securities and Exchange Commission rules governing shareholder proposals submitted for inclusion in proxy materials.

                             ADDITIONAL INFORMATION

     We are subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W. Washington, D.C. 20549. Our Common Stock is traded on the NASD OTC Bulletin Board under the symbol "ARXG".

     All reports and documents filed by us pursuant to Section 13, 14 or 15(d) of the Exchange Act, after the date of this Proxy Statement, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective date of filing such documents. We are current in its filings. Any statement incorporated by reference herein shall be deemed to be modified or superceded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Proxy Statement.

     Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and 2005, including financial statements, is being mailed together with this Proxy Statement to our stockholders of record at the close of business on June 22, 2007. We will provide without charge to each person whose proxy is solicited by this proxy statement, a copy of our annual report on Form 10-KSB for the year ended December 31, 2006, filed with the Securities and Exchange Commission. A Written request for a copy of such annual report on Form 10-KSB should be directed to Aurora Gold Corporation, 1 Edith Place, Coolum Beach, Queensland 4573, Australia, Attention: Cameron Richardson.

OTHER BUSINESS

     The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting. However, if any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of us.

By Order of the Board of Directors


/s/ Lars Pearl
--------------

Lars Pearl
President

June <>, 2007

STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                     Preliminary Proxy Statement

                             AURORA GOLD CORPORATION
                                  1 Edith Place
                    Coolum Beach, Queensland, 4573 Australia

                                      PROXY

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JULY 27, 2007

     The undersigned hereby appoints Lars Pearl and Cameron Richardson or any of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Aurora Gold Corporation held of record by the undersigned at the close of business on June 22, 2007 at the Annual Meeting of Stockholders to be held on July 27, 2007 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE FOR EACH OF THE PROPOSALS BELOW.

PROPOSAL 1: ELECTION OF THREE (3) DIRECTORS TO THE BOARD OF DIRECTORS.

     / /  FOR  all  nominees  listed      / / WITHHOLD AUTHORITY to
     (except as marked to the contrary    vote for all nominees listed
     below)                               below

     LARS  PEARL,  CAMERON  RICHARDSON,  MICHAEL  MONTGOMERY

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN PLLC AS
            INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2007.

     / / FOR     / / AGAINST     / / ABSTAIN

PROPOSAL 3: TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF
            INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50 MILLION TO 100,000,000 MILLION.

     / / FOR     / / AGAINST     / / ABSTAIN

PROPOSAL 4: TO RATIFY AND APPROVE THE COMPANY'S 2007 INCENTIVE STOCK OPTION
            PLAN.

     / / FOR     / / AGAINST     / / ABSTAIN

PROPOSAL 5: IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON ANY OTHER
            BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

     / / FOR     / / AGAINST     / / ABSTAIN

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


PLEASE  RETURN  IN  THE  ENCLOSED  ENVELOPE.

Dated:
        ------------------------------------




--------------------------------------------------
Signature



--------------------------------------------------
Signature  if  held  jointly



--------------------------------------------------
Please  print  name(s)

                                   APPENDIX A
                                     TO THE
                           PRELIMINARY PROXY STATEMENT

         CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF

                             AURORA GOLD CORPORATION

    UNDER SECTION 242 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE


     The undersigned Lars Pearl, the President of Aurora Gold Corporation (the "Corporation") hereby certifies that:

     1. The corporation's Certificate of Incorporation was filed with the Office of the Secretary of State of the State of Delaware on October 10, 1995 and was amended by Certificate of Amendment filed with the office of the Secretary of State on August 20, 1996 (as amended, the "Certificate of Incorporation").

     2. The Certificate of Incorporation of the corporation is hereby amended by substituting the following in lieu of Article Fourth thereof, so as to increase the number of authorized shares from 50,000,000 shares of common stock, par value $0.001 per share to 100,000,000 shares common stock, par value $0.001 per share, as follows:

     "FOURTH: The authorized capital stock of this Corporation shall consist of 100 Million (100,000,000) shares of common stock with a par value of $0.001 per share."

     3. The amendment of the Certificate of Incorporation herein certified was authorized by the unanimous written consent of the Board of Directors dated May <>, 2007 and was approved by the affirmative vote of the majority of all of the shares voting at a meeting of the shareholders of the Corporation held on July 29, 2007, at which a quorum was present, in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned, being an authorized officer of the corporation, has hereunto signed his name and affirms that the statements made herein are true under the penalties of perjury, this <> day of July, 2007.


AURORA GOLD CORPORATION


BY:
     -------------------------
   LARS PEARL, PRESIDENT

                                   APPENDIX B

                                     TO THE

                           PRELIMINARY PROXY STATEMENT

                             AURORA GOLD CORPORATION

                        2007 INCENTIVE STOCK OPTION PLAN

1.  PURPOSES  OF  THE  PLAN.

     The purposes of the Aurora Gold Corporation 2007 Incentive Stock Option Plan (the "Plan) are to (i) attract and retain the best available personnel for positions of responsibility within Aurora Gold Corporation (the "COMPANY"), (ii) provide incentives, in the form of Options (as hereinafter defined) to ADVISORS, DIRECTORS, EMPLOYEES, and CONSULTANTS (as each such term is hereinafter defined) of the Company, (iii) provide Advisors, Directors, Employees, and Consultants of the Company with an opportunity to acquire a proprietary interest in the Company to encourage their continued provision of services to the Company, and to provide such persons with incentives and rewards for superior performance more directly linked to the profitability of the Company's business and increases in stockholder value, and (iv) generally to promote the success of the Company's business and the interests of the Company and all of its stockholders, through the grant of such Options.

2.  DEFINITIONS.

As  used  herein,  the  following  definitions  shall  apply:

     "BOARD" shall mean the Board of Directors of the Company.

     "CHANGE OF CONTROL" means a change in ownership or control of the Company effected through any of the following transactions:

          (a) the direct or indirect acquisition by any person or related group of persons (other than by the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders, or other transaction, in each case which the Board does not recommend such stockholders to accept; or

          (b) a change in the composition of the Board over a period of 24 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or (c) a Corporate Transaction as defined below.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

     "COMMITTEE" shall mean the Committee, if any, appointed by the Board in accordance with SECTION 4.1 of the Plan, if one is appointed.

     "COMPANY" shall mean Aurora Gold Corporation, a Delaware corporation, and shall include any parent or subsidiary corporation of the Company as defined in Sections 424(e) and (f), respectively, of the Code.

     "CONSULTANTS" and "ADVISORS" shall include any third party (and/or employees or principals thereof) retained or engaged by the Company to provide ongoing consulting services to the Company pursuant to a written contract, including any consulting company wholly owned by such person; provided that such consultant: (a) possess technical, business, management, or legal expertise of value to the Company or an affiliate; (b) spends a significant amount of time and attention on the business and affairs of the Company; and (c) has a relationship with the Company or an affiliate that enables the individual to have knowledge concerning the business and affairs of the Company.

     "CORPORATE TRANSACTION" means any of the following stockholder-approved transactions to which the Company is a party:

          (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

          (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or

          (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

     "DATE OF GRANT" means the date specified by the Board or the Committee on which a grant of Options shall become effective.

     "DISABILITY" shall mean the inability of an Optionee to perform his or her duties and responsibilities for a period of 60 consecutive days or an aggregate period of 120 days in any two year period.

     "DIRECTOR"  shall  mean  a  member  of  the  Board.

     "EFFECTIVE  DATE"  shall  have  the  meaning ascribed thereto in SECTION 6.

     "EMPLOYEE" shall mean any employee or Officer of the Company. For purposes of SECTION 7 hereof, the term "Employee" shall also include Advisers, Directors, Consultants and Advisors.

     "EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, as amended.

     "FAIR MARKET VALUE" shall mean, with respect to the date a given Option is granted or exercised, the value of the Shares determined by the Board or the Committee in such manner as it may deem equitable for Plan purposes, but no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the Shares, the Fair Market Value per share shall be the average of the closing bid and asked prices of the Shares on the Date of Grant, as reported by Bloomberg, L.P. ("BLOOMBERG"), (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System-Small Cap or National Markets or the National Association of Security Dealers Over the Counter Bulletin Board).

     "NON-EMPLOYEE DIRECTORS" shall have the meaning ascribed thereto in Rule 16b-3.

     "NON-QUALIFIED STOCK OPTION" means an Option that is not intended to qualify as a Tax-qualified Option (as defined in the Code) and granted pursuant to the Plan.

     "OFFICER"  shall  mean  any  officer  of  the  Company.

     "OPTION" means the right to purchase Shares from the Company upon the exercise of a Non-qualified Stock Option or a Tax-qualified Option granted pursuant to this Plan.

     "OPTION AGREEMENT" shall mean the written agreement between the Company and the Participant relating to Options granted under this Plan.

     "OPTION PRICE" means the purchase price payable upon the exercise of an Option.

     "OPTIONED  STOCK"  shall  mean  the  Shares  subject  to  an  Option.

     "OPTION  TERM"  shall  have  the  meaning  ascribed  to  it in SECTION 7.3.

     "OPTIONEE" shall mean an Employee, Director, Consultant or Advisor of the Company who has been granted one or more Options.

     "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     "PARTICIPANT" means a person who is selected by the Board or a Committee to receive benefits under this Plan and (i) is at that time an Advisor Employee, Officer, Director, or Consultant, to the Company, or (ii) has agreed to commence serving in any such capacity.

     "PLAN" shall mean this Aurora Gold Corporation 2007 Incentive Plan, as amended from time to time in accordance with the terms hereof.

     "RELATIONSHIP STATUS" means a Participant's status as an Advisor, Consultant, Director or Employee of the Company.

     "RULE 16B-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act, or any successor rule to the same effect.

     "SECURITIES ACT" shall mean the United States Securities Act of 1933, as amended.

     "SECTION  409A"  shall  have the meaning ascribed thereto in SECTION 14.15.

     "SHARES" shall mean (i) shares of the Common Stock, $.001 par value, of the Company described in the Company's Certificate of Incorporation, as the same may be further amended or restated from time to time, and (ii) any security into which shares of the Common Stock may be converted by reason of any transaction or event of the type referred to in SECTION 8 of this Plan, in each case as the same may be adjusted pursuant to SECTION 8 of this Plan.

     "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     "TAX DATE" shall mean the date an Optionee is required to pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an Option.

     "TAX-QUALIFIED OPTION" shall mean an Option granted hereunder the terms of which are intended to qualify for tax treatment under specified provisions of the Code.

     "TERMINATION  DATE"  shall  have  the  meaning  ascribed thereto in SECTION
     11.

3. SHARES SUBJECT TO THE PLAN.

     Subject to the provisions of SECTION 8 of the Plan, the maximum aggregate number of Shares which may be optioned and sold or otherwise awarded under the Plan is ten percent (10%) of the total Shares outstanding from time to time, less the number of Shares underlying unexercised Options on the Effective Date. Any Shares available for grants and awards at the end of any calendar year shall be carried over and shall be available for grants and awards in the subsequent calendar year. For the purposes of this SECTION 3:

     3.1 TREATMENT OF SHARES UNDER AN EXPIRED OPTION. Upon expiration, forfeiture or cancellation of any Option granted under this Plan, or settlement of an Option in cash in lieu of Shares or in a manner such that all or some of the Shares covered by an Option are not issued to a Participant, any Shares that were covered by such Option shall again be available for issuance or transfer hereunder.

     3.2 TREATMENT OF SHARES UNDER AN EXERCISED OPTION. Shares covered by any Option granted under this Plan shall be deemed to have been issued, and shall cease to be available for future issuance in respect of any other Option granted hereunder, at the earlier of the time when they are actually issued upon exercise or the time when dividends or dividend equivalents are paid thereon.

4. ADMINISTRATION OF THE PLAN.

     4.1 PROCEDURE.

          (a) The entire Board shall administer the Plan; provided, however, that the Board may appoint a Committee consisting solely of two (2) or more "NON-EMPLOYEE DIRECTORS" to administer the Plan on behalf of the Board, in accordance with Rule 16b-3.

          (b) Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time may any person serve on the Committee if that person's membership would cause the Committee not to satisfy the requirements of Rule 16b-3.

          (c) A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

          (d) Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this SECTION 4.

     4.2  POWER  OF  THE  BOARD  OR  THE  COMMITTEE.

          (a) Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Options to Participants; (ii) to determine, upon review of relevant information and in accordance with SECTION 2 of the Plan, the Fair Market Value of the Shares; (iii) to determine the Option Price per share of Options to be granted, which Option Price shall be determined in accordance with SECTION 7.4 of the Plan; (iv) to determine the number of Shares to be represented by each Option; (v) to determine the Participants to whom, and the time or times at which, Options and Cash Awards shall be granted; (vi) to interpret the Plan; (vii) to prescribe, amend and rescind rules and regulations relating to the Plan; (viii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the Optionee thereof, modify or amend such Option; (ix) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; (xi) to accept or reject the election made by an Optionee pursuant to SECTION 7.5 of the Plan; (xii) to impose such additional conditions, as it deems advisable, as to the vesting and exercise of any Options granted pursuant to the Plan, including, but not limited to, performance criteria, and (xiii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (b) The Board or a Committee may delegate to an Officer of the Company the authority to make decisions pursuant to this Plan, provided that no such delegation may be made that would cause any award or other transaction under the Plan to cease to be exempt from
          Section 16(b) of the Exchange Act. A Committee may authorize any one or more of its members or any Officer of the Company to execute and deliver documents on behalf of the Committee.

     4.3 EFFECT OF BOARD OR COMMITTEE DECISIONS. All decisions and determinations and the interpretation and construction by the Board or a Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Options or Cash Awards and any determination by the Board or a Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final, binding and conclusive with respect to all Participants and/or Optionees and any other holders of any Option granted under the Plan. No member of the Board or a Committee shall be liable for any such action taken or determination made in good faith.

5. ELIGIBILITY.

     Consistent with the Plan's purposes, Options and Cash Awards may be granted only to such Directors, Officers, Employees, Consultants and Advisors of the Company as determined by the Board or a Committee. Subject to the terms of the Plan, a Director, Officer, Employee, Consultant or Advisor who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option. Tax-qualified Options may be granted only to those Participants who meet the requirements applicable under Section 422 of the Code. Qualified Cash Awards may be granted only to such Employees of the Company as determined by the Board or a Committee.

6. BOARD APPROVAL; EFFECTIVE DATE.

     Subject to the approval of the Company's stockholders at the 2007 Annual Meeting of Stockholders, the Plan, as amended and restated herein, shall take effect on JUNE 1, 2007 (the "EFFECTIVE DATE"). No Option may be granted after the Termination Date as hereinafter defined.

7. OPTIONS.

     The Board or the Committee may from time to time authorize grants to Participants of Options to purchase Shares upon such terms and conditions as the Board or the Committee may determine in accordance with the following provisions:

     7.1 OPTIONS TO BE GRANTED; TERMS.

          (a) Options granted pursuant to this SECTION 7 may be Non-qualified Stock Options, Tax-qualified Options, or combinations of both. The Board or the Committee shall determine the specific terms of Options.

          (b) Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting or advisory services, of the Optionee by the Company or any Subsidiary, or such other conditions as the Board or the Committee may provide, that are necessary before the Options or instalments thereof shall become exercisable.

          (c) The granting of Tax-qualified Options to Participants who directly or indirectly beneficially own 10% or more of the Company's issued and outstanding Shares or who is an affiliate of such person must be approved by the requisite vote of stockholders in accordance with applicable securities and tax regulatory requirements.

     7.2 NUMBER OF SHARES SUBJECT TO OPTIONS; MAXIMUM LIMIT. Each grant shall specify the number of Shares to which it pertains. Successive grants may be made to the same Optionee regardless of whether any Options previously granted to the Optionee remain unexercised. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THE PLAN, NO PARTICIPANT MAY BE GRANTED, DURING ANY CALENDAR YEAR, OPTIONS THAT ARE EXERCISABLE FOR MORE THAN 1,000,000 SHARES.

     7.3 TERM OF OPTION; EARLIER TERMINATION. The term (the "OPTION TERM") of each Option shall not exceed ten (10) years from the Date of Grant, provided that no grant shall be effective until the Company and the Participant have executed and delivered an Option Agreement. In the case of a Tax-qualified Option granted to a Participant who, at the time the Tax-qualified Option is granted, owns ten percent (10%) or more of the Common Stock as such amount is calculated under Section 422(b)(6) of the Code ("TEN PERCENT STOCKHOLDER"), the term of the Tax-qualified Option shall be five (5) years from the Date of Grant thereof or such shorter time as may be provided in the Option Agreement.

     7.4 EXERCISE PRICE.

          (a) Each grant shall specify an Option Price per Share for the Shares to be issued pursuant to exercise of an Option, which shall be determined by the Board or the Committee and shall be no less than the Fair Market Value per Share on the Date of Grant. Notwithstanding the foregoing, in the case of a Tax-qualified Option granted to a Participant who, at the time of the grant of such Tax-qualified Option, is a Ten Percent Stockholder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair
          Market  Value  per  Share  on  the  Date  of  Grant.

          (b) With respect to Tax-qualified Options, the aggregate Fair Market Value (determined as of the respective Date or Dates of Grant) of Shares for which one or more options granted to any Optionee under this Plan may for the first time become exercisable as Tax-qualified Options under the federal tax laws during any one calendar year (under all employee benefit plans of the Company) shall not exceed $100,000. To the extent that the Optionee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Tax-qualified Options shall be applied on the basis of the order in which such options are granted. Should the number of Shares for which any Tax-qualified Option first becomes exercisable in any calendar year exceed the applicable $100,000 limitation, then that Option may nevertheless be exercised in such calendar year for the excess number of Shares as a Non-qualified Stock Option under the applicable federal tax laws.

     7.5 PAYMENT FOR SHARES. The Option Price of an exercised Option and any taxes attributable to the delivery of Shares under the Plan or portion thereof, shall be paid as follows:

          (a) FORMS OF PAYMENT. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of United States currency or check or other cash equivalent acceptable to the Company, (ii) non-forfeitable, unrestricted Shares, which are already owned by the Optionee, (iii) any other legal consideration that the Board or the Committee may deem appropriate, including without limitation any form of consideration authorized pursuant to this SECTION 7 on such basis as the Board or the Committee may determine in accordance with this Plan, or (iv) any combination of the foregoing.

          (b) DEFERRED PAYMENT. Any grant may allow for deferred payment of the Option Price through a sale and remittance procedure by which an Optionee shall provide concurrent irrevocable written instructions to
          (i) a Company-designated brokerage firm to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased Shares, and (ii) the Company to deliver the certificates for the purchased Shares directly to such brokerage firm to complete the sale transaction.


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
          (c) TENDER OF SHARES. The Board or Committee shall determine acceptable methods for tendering Shares as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

     7.6 RIGHTS AS A STOCKHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of an Option. No adjustment will be made for a dividend or the right thereto for which the record date is prior to the date the stock certificate is issued, except as provided in SECTION 8 of the Plan.

     7.7  EXERCISE  OF  OPTION.

          (a)  PROCEDURE  FOR  EXERCISE.

               (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board or the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board at the time of grant, an Option may be exercised in whole or in part.

               (ii) An Option shall be deemed to be exercised on the date the Company receives the proceeds of a sale of Shares in connection with a broker-assisted exercise pursuant to SECTION
               7.5 hereof, or otherwise, when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under SECTION 7.5 of the Plan.

               (iii) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF OPTIONEE'S RELATIONSHIP STATUS. Unless otherwise provided in an Option Agreement, if a Participant's Relationship Status is terminated by the Company, for cause, then the Option, to the extent not exercised, shall terminate on the date on which the Optionee receives notice that his Relationship Status has been terminated by the Company. If the termination of an Optionee's Relationship Status is voluntary, without cause, or occurs due to retirement with the consent of the Board, then Optionee may after the date such termination, exercise his or her Option at any time within one (1) month after the date his Relationship Status is terminated, but only to the extent that he was entitled to exercise it on the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c) DISABILITY. Unless otherwise provided in the Option Agreement, notwithstanding the provisions of SECTION 7.7(B) above, in the event an Optionee is unable to continue his or her Relationship Status with the Company as a result of his or her disability, the Optionee may exercise his Option at any time within one (1) month after the date of termination, but only to the extent the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d) DEATH. Unless otherwise provided in the Option Agreement, notwithstanding the provisions of SECTION 7.7(B) above, if an Optionee dies during the term of the Option and at the time of his death his Relationship Status had not been otherwise terminated, the Option may be exercised at any time within one (1) month following the date of death by the Optionee's executor or other legal representative or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     7.8 INCENTIVE STOCK OPTIONS-DISPOSITION OF SHARES. In the case of an Incentive Stock Option, a Participant who disposes of Common Stock acquired upon exercise of such Incentive Stock Option by sale or exchange (i) within two (2) years after the Date of Grant of the Option, or (ii) within one (1) year after the exercise of the Option, shall notify the Company of such disposition and the amount realized upon such disposition.

     7.9 OPTION AGREEMENT. Each grant of an Option shall be evidenced by an Option Agreement, which shall be executed on behalf of the Company by any Officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board or the Committee may determine consistent with this Plan.

8.  ADJUSTMENTS  UPON  CHANGES  IN  CAPITALIZATION  OR  MERGER.

     Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the maximum number of Options that any one Participant may be granted in a calendar year, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as Shares covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof, shall be made with respect to the number Shares subject to an Option or the Option Price thereof.

     In the event of the proposed dissolution or liquidation of the Company, all Options will terminate immediately prior to the consummation of such proposed action unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each holder the right to exercise his or her Option as to all or any part thereof, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent Option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the holder shall have the right to exercise the Option as to all of the Shares, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the holder that the Option shall be fully exercisable for a period of sixty (60) days from the date of such notice (but not later than the expiration of the term of the Option), and the Option will terminate upon the expiration of such period.

9.  TRANSFERABILITY.

     Except to the extent otherwise expressly provided in the Plan or an Option Agreement, the right to acquire Shares or other assets under the Plan may not be assigned, encumbered or otherwise transferred by an Optionee and any attempt by an Optionee to do so will be null and void. Subject to the approval of the Committee, in its sole discretion, an Option may be transferred by the Optionee to (i) the children or grandchildren of the Optionee ("IMMEDIATE FAMILY MEMBERS"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members or (iii) a partnership or partnerships in which such Immediate
Family Members have at least 99% of the equity, profit and loss interests. Except as provided in the preceding sentence, transfers of Options shall be prohibited except pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder or equivalent laws of the Optionee's jurisdiction of residence, or by will or the laws of descent and distribution. No transfer shall be effective unless and until written notice of such transfer is provided to the Committee, in the form and manner prescribed by the Committee. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and, except as otherwise provided herein, the term Optionee shall be deemed to refer to the transferee. Following the death of the Optionee, only the Optionee's executor or the personal representative of the Optionee's estate (or by the Optionee's transferee, in the event of a permitted transfer) may exercise the Option, and only to the extent that the Option was exercisable on the date of the Optionee's death.

10. TIME OF GRANTING OF OPTIONS.

     The Date of Grant of an Option shall, for all purposes, be the date on which the Board or Committee makes the determination granting such Option. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

11. AMENDMENT AND TERMINATION OF THE PLAN.

     11.1 The Board may amend Plan from time to time in such respects as the Board may deem advisable or otherwise terminate the Plan.

     11.2 Any such amendment or termination of the Plan shall not affect Options or Cash Awards already granted and such awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.

     11.3 Notwithstanding the foregoing, this Plan shall terminate upon the earlier of (i) MAY 31, 2017 or such earlier date as the Board shall determine, or (ii) the date on which all Options available for issuance in the last year of the Plan shall have been granted and have been fully exercised (the "TERMINATION DATE"). Upon termination of the Plan, no further Options or Cash Awards may be granted pursuant to the Plan, but all such awards granted prior thereto and still outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the applicable award agreement evidencing such award.

12. WITHHOLDING TAXES.

     The Company is authorized to withhold income taxes as required under applicable laws or regulations. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by an Optionee or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Optionee or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes required to be withheld. At the discretion of the Board or the Committee, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Shares. The Company and any Optionee or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

13. CORPORATE TRANSACTION OR CHANGE OF CONTROL.

     The Board or the Committee shall have the right in its sole discretion to include with respect to any award granted to a Participant hereunder provisions accelerating the benefits of the award in the event of a Corporate Transaction or Change of Control, which acceleration rights may be granted in connection with an award pursuant to the agreement evidencing the same or at any time after an award has been granted to a Participant.

14.  MISCELLANEOUS  PROVISIONS.

     14.1 PLAN EXPENSE. Any expenses of administering this Plan shall be borne by the Company.

     14.2 CONSTRUCTION OF PLAN. The place of administration of the Plan shall be in Coolum Beach, Queensland, Australia or such other cities as the Board of Directors may designate, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Delaware and the laws of the United States of America applicable therein without regard to conflict of law principles and, where applicable, in accordance with the Code.

     14.3 OTHER COMPENSATION. The Board or the Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

     14.4 CONTINUATION OF EMPLOYMENT OR SERVICES. This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting other or additional compensation arrangements for its Employees.

     14.5 CERTAIN TERMINATIONS OF EMPLOYMENT OR CONSULTING SERVICES, HARDSHIP AND APPROVED LEAVES OF ABSENCE. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement with the consent of the Company, termination of employment or consulting services to enter public or military service with the consent of the Company or leave of absence approved by the Company, or in the event of hardship or other special circumstances identified by the Board or the Committee, of a Participant who holds an award that is not immediately and fully vested and/or exercisable, the Board or the Committee may take any action that it deems to be equitable under the circumstances or in the best interest of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

     14.6 BINDING EFFECT. The provisions of the Plan and the applicable award agreements shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Participants, their legal representatives, their heirs or legacies and their permitted assignees.

     14.7  EXCHANGE  ACT  COMPLIANCE.  With  respect  to  persons  subject  to
     Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Board or the Committee fails to so comply, they shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee.

     14.8  CONDITIONS  UPON  ISSUANCE  OF  SHARES.

          Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the, applicable securities regulations in an other jurisdiction (including, but not limited to, the jurisdiction in which an Optionee resides), and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (a) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased or otherwise acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company such a representation is required by any of the aforementioned relevant provisions of law.

          (b) Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14.9 FRACTIONAL SHARES. The Company shall not be required to issue any fractional Shares pursuant to this Plan. The Board or the Committee may provide for the elimination of fractions or for the settlement thereof in cash.

     14.10 RESERVATION OF SHARES. The Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     14.11 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board and of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option or Cash Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member or Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member or Committee member undertakes to handle and defend it on his own behalf

     14.12 GENDER. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

     14.13 USE OF PROCEEDS. Any cash proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.

     14.14  REGULATORY  APPROVALS.

          (a) The implementation of the Plan, the granting of any awards under the Plan and the issuance of any Shares shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the awards granted under it and the Shares issued pursuant to it.

          (b) No Shares or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal, provincial and applicable foreign securities laws. Certificates for Shares issued upon exercise of an Option shall bear such legend or legends as the Exchanges, the Board or the Committee, as the case may be, in their sole discretion, determine to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any requirements of the Securities Act or to implement the provisions of any agreements between Company and the Eligible Participant with respect to such Shares or to comply with the requirements of the Exchanges.

     14.15 SECTION 409A OF THE CODE. Notwithstanding anything in this Plan to the contrary, if any Plan provision or award under the Plan would result in the imposition of an applicable tax under Section 409A of the Code and related regulations and Treasury pronouncements ("SECTION 409A"), that Plan provision or award will be reformed to avoid imposition of the applicable tax and no action taken to comply with SECTION 409A shall be deemed to adversely affect the Participant's rights to an award.

     14.16 OTHER TAX MATTERS. Reference herein to the Code and any described tax consequences related to the Plan or the granting or exercise of an award hereunder pertain only to those persons (including the Company) subject to the tax laws of the United States of America or any state or territory thereof.


                                       37